UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2014

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 16, 2014, the Management Development Compensation and Stock Option Committee of the Board of Directors of Perceptron, Inc. (the “Company”) amended the terms of an Offer Letter, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 31, 2013, between the Company and Jeffrey M. Armstrong, the Company’s President and Chief Executive Officer, as follows:

Beginning March 1, 2014, the Company will continue to reimburse Mr. Armstrong for reasonable round-trip air travel and other home travel arrangements between Michigan and Connecticut at a cost not to exceed $2,500 per month for up to an additional five months (through July 31, 2014).

All other terms of the Offer Letter remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: March 20, 2014	/s/ David W. Geiss
By: David W. Geiss
Title: Vice President, General Counsel and Secretary